5. Financial risk management (Details 5) - ARS ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial Risk Management
Liabilities	$ 60,321,760	$ 70,767,270
Less: cash and cash equivalents and financial assets at fair value through profit or loss	(3,199,473)	(5,242,262)
Net debt	57,122,287	65,525,008
Total equity	59,150,849	47,620,990	$ 42,738,551	$ 34,882,254
Total capital attributable to owners	$ 116,273,136	$ 113,145,998
Gearing ratio	49.13%	57.91%